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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 7, 2006

                             BELL MICROPRODUCTS INC.
             (Exact name of registrant as specified in its charter)

                                   CALIFORNIA
                 (State or Other Jurisdiction of Incorporation)

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
        000-21528                                               NO. 94-3057566
(Commission File Number)                                        (IRS Employer
                                                             Identification No.)
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                              1941 RINGWOOD AVENUE
                         SAN JOSE, CALIFORNIA 95131-1721
               (Address of Principal Executive Offices) (Zip Code)

                                 (408) 451-9400
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01 REGULATION FD DISCLOSURE

On December 7, 2006, Bell Microproducts Inc. (the "Company") commenced a solicitation of consents from holders of record as of 5:00 p.m. on December 6, 2006 of its aggregate $110,000,000 principal amount of 3 3/4% Convertible Subordinated Notes due 2024 (the "Notes") for the waiver of all defaults and events of default related to any late filing of reports the Company is required to file with the Securities and Exchange Commission (the "SEC") under the indentures for the Notes (the "Indentures") and to deliver to the trustee, as well as for an amendment to the Indentures eliminating any provision that would trigger a default or event of default for the failure to file or deliver any reports required to be filed with the SEC or to deliver any such reports to the trustee. The proposed waiver to the Indentures requires the consent of holders of a majority in aggregate principal amount of the Notes outstanding. Upon receipt of such consents, the waiver and amendment will be effective upon all holders of the Notes and there will be no right to cause the principal of, and accrued interest on, the Notes to be immediately due and payable as a result of any failure to file or deliver any SEC reports, including as required by Section 314 of the Trust Indenture Act of 1939, as amended.

The Company will pay a fee of $5.00 in cash for each $1,000 principal amount of Notes for each consent properly executed and delivered and not revoked prior to the expiration of the consent solicitation in the event that the proposed waiver and amendment become effective. The consent solicitation will expire at 5:00 p.m. New York City time, on December 13, 2006, unless the consent solicitation is extended by the Company (the "Expiration Date").

In addition, if, prior to February 28, 2007, the Company does not commence a tender offer in which all Notes validly tendered are redeemed by the Company at a price of at least $1,000 plus accrued and unpaid interest up to but not including, the date the Notes are redeemed, for each $1,000 principal amount of Notes validly tendered, and hold such tender offer open for at least twenty business days, the Company will pay holders of Notes for which consents were properly executed and delivered and not revoked an additional fee of $50.00 for each $1,000 principal amount of Notes. Payment of either fee to the holders of the Notes is conditioned upon receipt by the Company of consents to the waiver and amendment from holders of a majority in aggregate principal amount of the Notes outstanding prior to the Expiration Date.

The Company issued a press release announcing the consent solicitation and proposed tender offer on December 7, 2006, a copy of which is furnished as
Exhibit 99.1 to this Report and incorporated by reference to this Report as if fully set forth herein.

The terms and conditions of the consent solicitation are described in a Consent Solicitation Statement dated December 7, 2006, which is furnished as Exhibit
99.2 to this report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (d)  Exhibits

          99.1 Press Release dated December 7, 2006

          99.2 Consent Solicitation Statement dated December 7, 2006

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BELL MICROPRODUCTS INC.


                                        By /s/ James E. Illson
                                           -------------------------------------
Date: December 8, 2006                     James E. Illson
                                           Chief Operating Officer, President of
                                           the Americas and Chief Financial
                                           Officer

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             BELL MICROPRODUCTS INC.
                            EXHIBIT INDEX TO FORM 8-K

Date of Report:                                             Commission File No.:
December 7, 2006                                                       000-21528

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
EXHIBIT NO.   ITEM
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
99.1          Press Release dated December 7, 2006
99.2          Consent Solicitation Statement dated December 7, 2006
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